                         Prospectus dated May 1, 2001
                        (as supplemented May 17, 2001)

--------------------------------------------------------------------------------
                               eVARIABLE ANNUITY
--------------------------------------------------------------------------------

               an individual deferred variable annuity contract
                                   issued by
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")

     The contract enables you to earn investment based returns in the following variable investment options:

--------------------------------------------------------------------------------
  Variable Investment Option          Managed By
  --------------------------          ----------

  Equity Index......................  SSgA Funds Management, Inc.
  Large Cap Value...................  T. Rowe Price Associates, Inc.
  Large Cap Value CORE (SM).........  Goldman Sachs Asset Management
  Large Cap Aggressive Growth.......  Alliance Capital Management L.P.
  Large/Mid Cap Value...............  Wellington Management Company, LLP
  Mid Cap Growth....................  Janus Capital Corporation
  Small/Mid Cap CORE (SM)...........  Goldman Sachs Asset Management
  Small/Mid Cap Growth..............  Wellington Management Company, LLP
  Small Cap Equity..................  Capital Guardian Trust Company
  Small Cap Value...................  T. Rowe Price Associates, Inc.
  Small Cap Growth..................  John Hancock Advisers, Inc.
  AIM V.I. Value....................  A I M Advisors, Inc.
  AIM V.I. Growth...................  A I M Advisors, Inc.
  Fidelity VIP Growth...............  Fidelity Management & Research Company
  Fidelity VIP Contrafund(R)........  Fidelity Management & Research Company
  MFS Investors Growth Stock........  MFS Investment Management(R)
  MFS Research......................  MFS Investment Management(R)
  MFS New Discovery.................  MFS Investment Management(R)
  International Opportunities.......  T. Rowe Price International, Inc.
  Fidelity VIP Overseas.............  Fidelity Management & Research Company
  Emerging Markets Equity...........  Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth......  Janus Capital Corporation
  V.A. Financial Industries.........  John Hancock Advisers, Inc.
  Janus Aspen Global Technology.....  Janus Capital Corporation
  Global Balanced...................  Capital Guardian Trust Company
  Short-Term Bond...................  Independence Investment LLC
  Active Bond.......................  John Hancock Advisers, Inc.
  V.A. Strategic Income.............  John Hancock Advisers, Inc.
  High Yield Bond...................  Wellington Management Company, LLP
  Global Bond.......................  Capital Guardian Trust Company
  Money Market......................  Wellington Management Company, LLP
-------------------------------------------------------------------------------

  The contract is not a deposit or obligation of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. It involves investment risks including the possible loss of principal.

  The variable investment options shown above are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Shares) and Variable Insurance Products Fund II (Service Shares), the Janus Aspen Series (Service Shares), and the MFS Variable Insurance Trust (together, the "Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may be referred to as "funds," "portfolios" or "series."

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Linked to the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown above.




     Issued by:
               John Hancock Variable Life Insurance Company
               John Hancock Place
               Boston, MA 02117

     Electronic Servicing Center:
               URL: http://www.AnnuityNet.com

     Administrative Servicing Office:
               John Hancock Variable Life Insurance Company
               P.O. Box 62137
               Baltimore, MD 21264-2137



************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

          .    The beginning of the prospectus is referred to as the "Cover
               Pages."

          . The first section following the Cover Pages contains an "Index of Key Words."

          . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

          . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

          . Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

          . "Condensed Financial Information" follows the "Additional Information." This gives some basic information about the size and past performance of the variable investment options.

The Series Funds' prospectuses are linked to the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                               IMPORTANT NOTICES

  This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

     We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2001. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. The Statement is also available through the SEC's website at http://www.sec.gov. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents at the end of this prospectus.

     The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
--------------------------------------------------------------------------------

                              INDEX OF KEY WORDS

     We define or explain each of the following key words used in this prospectus either in the Cover Pages, as answers to the Questions in the Basic Information portion of the prospectus or in one of the sections of the Additional Information ("AI") portion of the prospectus, as shown below:

  Key words                                               Where to look

  Administrative Servicing Office .....................     Cover Pages
  Annuity direct deposit program ......................     Question 4.
  Accumulation units...................................          AI - 4
  Annuitant............................................     Question 3.
  Annuity payments.....................................          AI - 5
  Annuity period.......................................     Question 7.
  Contract year........................................     Question 1.
  Date of issue........................................     Question 1.
  Date of maturity.....................................     Question 1.
  Electronic Servicing Center..........................     Question 5.
  Funds................................................     Cover Pages
  Premium payments.....................................     Question 4.
  Surrender............................................     Question 11.
  Surrender value......................................     Question 11.
  Total value of your contract.........................      Question 6.
  Variable investment options..........................      Cover Pages
  Withdrawal...........................................     Question 11.

                                   FEE TABLE

     The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

Owner Transaction Expenses

          .    Maximum Withdrawal Charge                         None

          .    Annual Contract Fee                               None

Annual Contract Expenses (as a % of the average total value of the contract)

          .    Asset-Based Charge                                0.65%

Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.


     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                                 --------------
                                                                                                   Total Fund      Total Fund
                                                  Investment  Distribution and  Other Operating    Operating        Operating
                                                  Management      Service        Expenses With    Expenses With  Expenses Absent
Fund Name                                             Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                                         ----------  ----------------  ---------------  --------------  ----------------
John Hancock Variable Series
  Trust I  (Note 1):
Equity Index..................................      0.13%           N/A              0.06%           0.19%           0.19%
Large Cap Value...............................      0.75%           N/A              0.05%           0.80%           0.80%
Large Cap Value CORE (SM).....................      0.75%           N/A              0.10%           0.85%           1.09%
Large Cap Aggressive Growth...................      0.90%           N/A              0.10%           1.00%           1.05%
Large/Mid Cap Value...........................      0.95%           N/A              0.10%           1.05%           1.36%
Mid Cap Growth................................      0.81%           N/A              0.04%           0.85%           0.85%
Small/Mid Cap CORE (SM).......................      0.80%           N/A              0.10%           0.90%           1.23%
Small/Mid Cap Growth..........................      0.75%           N/A              0.10%           0.85%           0.85%
Small Cap Equity*.............................      0.90%           N/A              0.10%           1.00%           1.03%
Small Cap Value*..............................      0.95%           N/A              0.10%           1.05%           1.29%
Small Cap Growth..............................      0.75%           N/A              0.07%           0.82%           0.82%
International Opportunities...................      0.83%           N/A              0.10%           0.93%           1.09%
Emerging Markets Equity.......................      1.22%           N/A              0.10%           1.32%           2.49%
Global Balanced...............................      1.05%           N/A              0.10%           1.15%           1.44%
Short-Term Bond...............................      0.30%           N/A              0.06%           0.36%           0.36%
Active Bond...................................      0.62%           N/A              0.10%           0.72%           0.74%
High Yield Bond...............................      0.65%           N/A              0.10%           0.75%           0.87%
Global Bond...................................      0.85%           N/A              0.10%           0.95%           1.05%
Money Market..................................      0.25%           N/A              0.04%           0.29%           0.29%
                                                                                                 --------------

                                                                                                 --------------
                                                                                                   Total Fund      Total Fund
                                                  Investment  Distribution and  Other Operating    Operating        Operating
                                                  Management      Service        Expenses With    Expenses With  Expenses Absent
Fund Name                                             Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                                         ----------  ----------------  ---------------  --------------  ----------------
John Hancock Declaration Trust
   (Note 2):
V.A. Financial Industries.....................      0.80%           N/A              0.10%           0.90%           0.90%
V.A. Strategic Income.........................      0.60%           N/A              0.16%           0.76%           0.76%


AIM Variable Insurance Funds:
AIM V.I. Value................................      0.61%           N/A              0.23%           0.84%           0.84%
AIM V.I. Growth...............................      0.61%           N/A              0.22%           0.83%           0.83%

Variable Insurance Products Fund
   - Service Class (note 3):
Fidelity VIP Growth...........................      0.57%          0.10%             0.09%           0.76%           0.76%
Fidelity VIP Overseas.........................      0.72%          0.10%             0.17%           0.99%           0.99%

Variable Insurance Products Fund
   II - Service Class (Note 3):
Fidelity VIP Contrafund(R)....................      0.57%          0.10%             0.09%           0.76%           0.76%

MFS Variable Insurance Trust -
   Initial Class Shares (Note 4):
MFS Investors Growth Stock**..................      0.75%          0.00%             0.16%           0.91%           0.92%
MFS Research..................................      0.75%          0.00%             0.10%           0.85%           0.85%
MFS New Discovery.............................      0.90%          0.00%             0.16%           1.06%           1.09%

Janus Aspen Series - Service Shares
   Class (Note 5):
Janus Aspen Worldwide Growth..................      0.65%          0.25%             0.05%           0.95%           0.95%
Janus Aspen Global Technology.................      0.65%          0.25%             0.04%           0.94%           0.94%
                                                                                                 --------------

 Notes To Annual Fund Expenses
     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Small Cap Equity, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."

     (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

     (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of unin-vested cash balances were used to reduce a portion of the fund's expenses. See the accompanying prospectus of the fund for details.

     (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, total Fund Operating Expenses with Reimbursement would equal 0.90% for MFS Investors Growth Stock, 0.84% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS Investors Growth Stock and New Discovery funds, such that the funds' "Other Expenses" (after taking into account the expense offset arrangement describe above) do not exceed 0.15% for Investors Growth Stock and 0.15% for New Discovery of the average daily net assets during the current fiscal year.

     **   MFS Investors Growth Stock was formerly "MFS Growth Series."

     (5) Percentages shown forJanus Aspen funds are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Worldwide Growth fund. Expenses are shown without the effect of any expense offset arrangement.



 Examples

     The examples on the following page illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 2000 for total fund operating expenses with reimbursement.

     If you begin receiving payments under one of our annuity payment options at the end of one of the following periods, if you maintain your contract in force, or if you surrender ("turn in") your contact at the end of one of the applicable periods, you would pay:

   -----------------------------------------------------------------------
                                   1 Year   3 Years   5 Years  10 Years
   -----------------------------------------------------------------------
    Equity Index                    $  9      $27      $  47     $104
   -----------------------------------------------------------------------
    Large Cap Value                 $ 15      $46      $  79     $174
   -----------------------------------------------------------------------
    Large Cap Value CORE(SM)        $ 15      $47      $  82     $179
   -----------------------------------------------------------------------
    Large Cap Aggressive Growth     $ 17      $52      $  90     $195
   -----------------------------------------------------------------------
    Large/Mid Cap Value             $ 17      $54      $  92     $201
   -----------------------------------------------------------------------
    Mid Cap Growth                  $ 15      $47      $  82     $179
   -----------------------------------------------------------------------
    Small/Mid Cap CORE(SM)          $ 16      $49      $  84     $185
   -----------------------------------------------------------------------
    Small/Mid Cap Growth            $ 15      $47      $  82     $179
   -----------------------------------------------------------------------
    Small Cap Equity                $ 17      $52      $  90     $195
   -----------------------------------------------------------------------
    Small Cap Value                 $ 17      $54      $  92     $201
   -----------------------------------------------------------------------
    Small Cap Growth                $ 15      $46      $  80     $176
   -----------------------------------------------------------------------
    AIM V.I. Value                  $ 15      $47      $  81     $178
   -----------------------------------------------------------------------
    AIM V.I. Growth                 $ 15      $47      $  81     $177
   -----------------------------------------------------------------------
    Fidelity VIP Growth             $ 14      $45      $  77     $169
   -----------------------------------------------------------------------
    Fidelity VIP Contrafund(R)      $ 14      $45      $  77     $169
   -----------------------------------------------------------------------
    MFS Investors Growth Stock      $ 16      $49      $  85     $186
   -----------------------------------------------------------------------
    MFS Research                    $ 15      $47      $  82     $179
   -----------------------------------------------------------------------
    MFS New Discovery               $ 17      $54      $  93     $202
   -----------------------------------------------------------------------
    International Opportunities     $ 16      $50      $  86     $188
   -----------------------------------------------------------------------
    Fidelity VIP Overseas           $ 17      $52      $  89     $194
   -----------------------------------------------------------------------
    Emerging Markets Equity         $ 20      $62      $106      $230
   -----------------------------------------------------------------------
    Janus Aspen Worldwide Growth    $ 16      $50      $  87     $190
   -----------------------------------------------------------------------
    V.A. Financial Industries       $ 16      $49      $  84     $185
   -----------------------------------------------------------------------
    Janus Aspen Global Technology   $ 16      $50      $  87     $189
   -----------------------------------------------------------------------
    Global Balanced                 $ 18      $57      $  97     $212
   -----------------------------------------------------------------------
    Short-Term Bond                 $ 10      $32      $  56     $124
   -----------------------------------------------------------------------
    Active Bond                     $ 14      $43      $  75     $165
   -----------------------------------------------------------------------
    V.A. Strategic Income           $ 14      $45      $  77     $169
   -----------------------------------------------------------------------
    High Yield Bond                 $ 14      $44      $  77     $168
   -----------------------------------------------------------------------
    Global Bond                     $ 16      $50      $  87     $190
   -----------------------------------------------------------------------
    Money Market                    $ 10      $30      $  52     $115
   -----------------------------------------------------------------------

                                BASIC INFORMATION

     This "Basic Information" portion of the prospectus provides answers to commonly asked questions about the contract.

1.  What is the contract?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

2.  Who owns the contract?


     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

3.  Is the owner also the annuitant?

     Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

4.  HOW can I invest money in a contract?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $2,000 to open an individual retirement account or $1,000 to begin the annuity direct deposit program. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $100, except that you may make subsequent premium payments for as low as $50 if you are participating in our annuity direct deposit program.

Applying for a contract

     You can purchase a contract by (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the Administrative Servicing Office shown on the Cover Pages.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     We will not issue a contract if the proposed annuitant is age 85 or older.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85/th/ birthday. We may waive either of these limits, however.

     We may also impose limits on the amount of premium payments that you can allocate to any one variable investment option in any one contract year, but we currently do not do so.

Ways to make premium payments

     Premium payments made by check or money order should be:

          . drawn on a U.S. bank,

          . drawn in U.S. dollars, and

          . made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments should be sent to the Administrative Servicing Office. We will accept your initial premium payment by exchange from another insurance company. In addition you can make payments automatically from your checking account via the annuity direct deposit program. You can find information about methods of premium payment by contacting the Electronic Servicing Center or by writing to our Administrative Servicing Office.

     Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the Administrative Servicing Office. From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the variable investment options you've elected. Special investment rules apply to premiums received during the right to cancel period. (See Question 14. "Can I return my contract?")

5.  What is the Electronic Servicing Center?

     We maintain an Electronic Servicing Center specifically for this contract to provide variable annuity contract information and other information to current and prospective owners, and to permit various transactions to be performed electronically. The Electronic Servicing Center also contains detailed instructions on how to initiate transactions, such as transferring value among variable investment options, changing the annuitant, beneficiary or owner, withdrawing value from a contract, changing the date of maturity or annuity option, and reporting a death claim. These instructions must be followed and may contain a requirement for you to fax or mail a document with your signature to our Administrative Servicing Office or to a different address. Electronic requests for transactions that require a signature will not be processed.

     For security, you will select a Personal Identification Number (PIN) or password to access information through the Electronic Servicing Center. You are responsible for any use of this PIN or password.

     The current Universal Resource Locator (or "URL") for the Electronic Service Center is http:// www.AnnuityNet.com. The current address for our Administrative Servicing Office is shown on the Cover Pages. If we should change the Electronic Servicing Center or our Administrative Servicing Office, we will notify you in writing or by transmitting an e-mail message to your last known e-mail address.

     If you agree, our Electronic Servicing Center will deliver all notices, documents, and other information relating to your policy to your e-mail address or, in some cases, to your personal account folder located at the Electronic Servicing Center, until you revoke this consent. Examples of the electronic documents we will deliver include: the contract, prospectuses, transaction confirmation statements and other information. We reserve the right, however, to deliver documents to you on paper at any time should the need arise.

     To view, download, or print electronic documents, you must have access to the Internet, maintain a valid e-mail address, and install Adobe Acrobat Reader on your computer.

     We do not currently charge a fee for providing electronic documents; however, you may incur Internet access charges, telephone charges, and other third party charges when receiving electronic documents or downloading required software. Your ability to access or transact business on the Electronic Servicing Center may be limited due to circumstances beyond our control, such as system outages.

     You may revoke your consent to further delivery of electronic documents at any time by writing to our Administrative Servicing Office.

     You may obtain a paper copy of documents relating to your contract by writing to our Administrative Servicing Office. Please indicate which documents you want to receive on paper and provide us with your mailing address. We may charge a fee for producing paper copies of documents that have been delivered to you electronically.

     You may update your e-mail address by contacting the Electronic Servicing Center.

     We permit certain transactions to be initiated through the Electronic Servicing Center, subject to the following conditions:

          . We will not process e-mailed requests for transactions under the contract for which we require a signature.

          . We and our agents can act on all instructions received with respect to your application and your contract when your password is used. Our sole responsibility is to execute the instructions received. All instructions using your personal account number and password are deemed sent by you.

          . We and our agents are only responsible for executing instructions that are received and acknowledged by the Electronic Service Center. We will notify you by transmitting an e-mail message to your last known e-mail address.

          . You are responsible for keeping your password confidential. You must notify us and our agents of:

          . Any loss or theft of your password and/or personal account number; or

          . Any unauthorized use of your password or personal account information; or

          . Any failure by you to receive a message that an order entered through the website order system has been received and/or executed through the order system; or

          . Any failure by you to receive accurate written confirmation of an order or its execution within (3) business days after placing the order through the website order system.

6.  How will the value of my investment in the contract change over time?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, and except for the special procedures we follow during the right to cancel period, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares. We describe our special procedures during the right to cancel period in the Allocation of premium payments section under Question 10.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Table section of this prospectus. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under Question 11. "What fees and charges will be deducted from my contract?"

     At any time before the date of maturity, the total value of your contract equals

          .    the total amount you invested,

          .    minus all charges we deduct,

          .    minus all withdrawals you have made, and

          . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option.

7.  What annuity benefits does a contract provide?

     If your contract is still in effect on its date of maturity, it enters the annuity period. During the annuity period, we make a series of variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review section AI-5 "The annuity period" in the Additional Information portion of this prospectus, for information about all of these choices you can make.

8.  To what extent can we vary the terms and conditions of the contracts?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

9.  What are the tax consequences of owning a contract?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

          .    partial withdrawal (including systematic withdrawals)

          .    full withdrawal ("surrender")

          . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

          .    periodic payments under one of our annuity payment options

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

          .    the type of the distribution

          .    when the distribution is made

          .    the circumstances under which the payments are made

     If your contract is issued in connection with an individual retirement annuity plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, some retirement plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     The favorable tax benefits available for annuity contracts issued in connection with an individual retirement annuity plan or other tax-qualified retirement plan, are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

10. How can I change my contract's investment allocations?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time by sending us acceptable notice through our Electronic Servicing Center or by writing to our Administrative Servicing Office. Any change in allocation will be effective as of our receipt of your request. All percentages that you select must be in whole numbers.

     Premium payments received prior to the expiration of the right to cancel period will automatically be allocated to the Money Market variable investment option. The portion of the Money Market variable investment option attributable to such payments will be reallocated automatically among the variable investment options you have chosen upon the expiration of the right to cancel period. Premium payments received after the expiration of the right to cancel period will be allocated among the variable investment options you have chosen as soon as they are processed. We describe the right to cancel period following Question
14. "Can I return my contract?"

     Currently, we do not impose a limit on the number of variable investment options that you may use at any one time or over the life of your contract, although we reserve the right to do so in the future.

Transferring your assets

     Under our current procedures, you may transfer, free of charge, all or part of the assets in one variable investment option to any other variable investment option up to 12 times a year. We reserve the right to assess a charge of up to $25 on any transfer beyond the first 12 transfers per year or to reject any transfer request after that.

     You may not, however, transfer more than $500,000 in any contract year from any one variable investment option without our prior approval.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We therefor reserve the right to reject any premium payment or transfer request from any person if, in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

     We also reserve the right to revise, suspend or eliminate the transfer privileges described above at any time without prior notice. We may impose a limit on the amount that may be transferred into a variable investment option in any contract year.

Procedure for transferring your assets

     You may request a transfer of contract value among variable investment options by sending us acceptable notice through our Electronic Servicing Center or by writing to our Administrative Serving Office. Your request should include

          .    your name,

          .    daytime telephone number,

          .    contract number,

          . the names of the variable investment options being transferred to and from each, and

          .    the amount of each transfer.

The request becomes effective on the day we receive your request in proper form.

11.  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Asset-based charge

     We deduct a daily asset-based charge that compensates us primarily for our administrative expenses and the mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 0.65% of the value of the assets you have allocated to the variable investment options.

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization. We reserve the right, however, to deduct the charge from each premium payment at the time it is made or, upon death surrender or withdrawal, if we incur such a tax upon those events. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

12.  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

          . surrender (i.e., "turn in") your contract for a cash payment of its surrender value, or

          .    make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, minus
                                                                         -----
any applicable premium tax. You may request a surrender by writing to our Administrative Serving Office. We will determine the amount surrendered as of the date we receive your request in writing at the Administrative Servicing Office.

     You may request a partial withdrawal of the surrender value by writing to our Administrative Serving Office. You may also request a partial withdrawal of up to $50,000 of the surrender value by sending us acceptable notice through our Electronic Servicing Center. We will determine the amount withdrawn as of the date we receive your request in proper order.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described in section AI-9 "Tax information" in the Additional Information portion of this prospectus. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any portion taxable of the withdrawal taxable.

     We will deduct any partial withdrawal proportionally from each of your
                                           --------------
variable investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal

          .    for an amount less than $300, or

          . if the remaining total value of your contract would be less than $1,000.

     A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable variable investment option in the ratio that the value of each bears to the total value of your contract. See Question 6. "How will the value of my contract change over time?" The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

          . you may elect the plan only if the total value of your contract equals $25,000 or more.

          .    the amount of each systematic withdrawal must equal at least
               $300.

          . if the amount of each withdrawal drops below $300 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

          .    you may cancel the plan at any time.

          . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

13.  WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Guaranteed minimum death benefit

     If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greater of:
                             -------

          .    the total value of your contract, or

          . the total amount of premium payments made, minus any partial withdrawals.

     We calculate the death benefit as of the day we receive, in proper order at the Administrative Servicing Office:

          .    proof of the annuitant's death, and

          .    any required instructions as to method of settlement.

     If your contract names joint annuitants, the death benefit is determined on the death of the last surviving annuitant before your contract's date of
                 ----
maturity.

     Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under section AI-5 "The anuity period" in the Additional Information portion of this prospectus.

     The Administrative Servicing Office's current address is shown on the Cover Pages of this prospectus.

14.  CAN I RETURN MY CONTRACT?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. The "right to cancel period" applicable to your contract will be shown in your contract or in a supplemental notice that is issued with your contract. Any premiums we receive during this period will be allocated to the Money Market variable investment option. If you do not cancel your contract during this period, we will transfer the total value of your contract at the expiration of the right to cancel period to the variable investment options you selected in your application.

     To cancel your contract, simply deliver or mail it to the Administrative Servicing Office at the address shown on the Cover Pages or submit a surrender form available through the Electronic Servicing Center. In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states and for contracts issued as "IRAs," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract or surrender form.

                            ADDITIONAL INFORMATION

     This portion of the prospectus contains additional information that is not contained in the Basic Information portion of the prospectus.

     TOPIC                                                 SECTION NUMBER

     Description of JHVLICO....................................     AI-1

     Who should purchase a contract............................     AI-2

     How we support the variable investment options............     AI-3

     The accumulation period...................................     AI-4

     The annuity period........................................     AI-5

     Variable investment option valuation procedures...........     AI-6

     Distribution requirements following death of owner........     AI-7

     Miscellaneous provisions..................................     AI-8

     Tax information...........................................     AI-9

     Performance information...................................    AI-10

     Reports...................................................    AI-11

     Voting privileges.........................................    AI-12

     Certain changes...........................................    AI-13

     Distribution of contracts.................................    AI-14

     Experts...................................................    AI-15

     Registration statement....................................    AI-16

     Appendix A - Illustrative contract values

AI-1 DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company organized, in 1979, under the laws of the Commonwealth of Massachusetts. We have authority to transact business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 2000, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation.

     It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

AI-2 WHO SHOULD PURCHASE A CONTRACT?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan in section AI-9 "Tax information" in this Additional Information portion of the prospectus. We also designed the contracts for purchase under traditional individual retirement accounts satisfying Section 408 of the Code.

AI-3 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account I (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Fund's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

AI-4 THE ACCUMULATION PERIOD

Your value in our variable investment options

     Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

     ----------------------------------------------------
     dollar amount of transaction
                     DIVIDED BY
     value of one accumulation unit for the applicable
     variable investment option at the time of such
     transaction
     ----------------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such variable investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

     ----------------------------------------------------
     number of accumulation units in the variable
     investment options
                     TIMES
     value of one accumulation unit for the applicable
     variable investment option that time
     ----------------------------------------------------

AI-5 THE ANNUITY PERIOD

Date of maturity

     Your contract specifies the annuitant's 95/th/ birthday as the date of maturity, when payments from one of our annuity options are scheduled to begin. You may subsequently elect a different date of maturity by sending us acceptable notice through our Electronic Servicing center or by writing to our Administrative Serving Office. Unless we otherwise permit, a new selection must be

     . at least 12 months after the date the first premium payment is applied to your contract and

     .    no later than the annuitant's 95/th/ birthday.

     We must receive your new selection in proper form at least 31 days prior to the new date of maturity.

     If you are selecting or changing your date of maturity for a contract issued under an IRA, special limits apply. (See "Contracts purchased as traditional IRAs," in AI -9 "Tax Information," below.)

Choosing variable annuity payments

     During the annuity period, we offer annuity payments on a variable basis for each variable investment option.
    ----

     We will generally apply amounts allocated to variable investment options to provide annuity payments on a variable basis.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed below under Annuity options).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

          .    you have not made an election prior to the annuitant's death;

          . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

          . the beneficiary notifies us of the election prior to the date the proceeds become payable.

     You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

          . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

          . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

          . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

     Assumed investment rate: The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  Option A: life annuity with payments for a guaranteed period: We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  Option B:  life annuity without further payment on death of payee:   We will
make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  If the payee is more than 95 years old on the date of maturity, the following two options are not available:

 . Option A:  "life annuity with 5 years guaranteed" and

 . Option B:  "life annuity without further payment on the death of payee."

AI-6  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

AI-7  DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

--------------------------------------------------------------------------------
 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

 . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

 . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the entire interest (as discussed below) in the contract on the date of your death must be:

       (1)   paid out in full within five years of your death or

       (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death

 . If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable.

 . If you are the owner but not the last surviving annuitant, the entire interest equals:

       (1) the surrender value if paid out in full within five years of your death, or

       (2) the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

 . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

  The Code imposes very similar distribution requirements on contracts used to fund individual retirement annuity plans. We provide the required provisions for tax-qualified plans in separate disclosures and endorsements.

  The Electronic Servicing Center contains instructions on how to provide notice of the death of an owner or annuitant to us, and how to file a claim at the Administrative Servicing Office. Notice of the death of an owner or annuitant should be furnished promptly.

AI-8  MISCELLANEOUS PROVISIONS

Change of owner or beneficiary

  The Electronic Servicing Center provides instructions on how to change the owner or beneficiary under your contract.

  To qualify for favorable tax treatment, certain contracts can't be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose. Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the Administrative Servicing Office.

  The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice to the Administrative Servicing Office no later than receipt of due proof of the death of the annuitant.

  Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record,

 . the any action taken prior to receipt of the notice, and

 . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

AI-9  TAX INFORMATION

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

    Undistributed gains

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

    Annuity payments

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

    Surrenders and withdrawals before date of maturity

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

    Penalty for premature withdrawals

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

    Puerto Rico annuity contracts not purchased to fund a tax qualified plan

  Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully
recovered.  Thereafter, all distributions are fully taxable.   Distributions
after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified
Contract is included in gross income.   Puerto Rico does not currently impose an
early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased as traditional IRAs

  A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of (a) 100% of compensation includable in your gross income, or (b) $2,000 per year. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return. The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

     Withholding on rollover distributions: The tax law requires us to withhold 20% from certain distributions from tax-qualified plans, such as traditional IRAs. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

Contracts purchased as Roth IRAs

     In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

     You can convert a traditional IRA to a Roth IRA, unless:

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The $2,000 Roth IRA contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States. Although JHVLICO may offer variable annuity contracts in Puerto Rico in connection with "tax qualified plans," the text of the prospectus under the subsections "Contracts purchased as traditional IRAs" and "Contract purchased as Roth IRAs" are inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing IRAs are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

AI-10  PERFORMANCE INFORMATION

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

     Total return at the Account level is the percentage change between:

        . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period; and

        . the value at the end of such period.

     At the Account level, total return reflects adjustments for the asset-based risk charge. Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it may be for additional durations.

     See Appendix A for Account level performance information in "standard" and "non-standard" formats as of December 31, 2000.

     We may also advertise "current yield" and "effective yield" for investments in the Money Market variable investment option. Current yield refers to the income earned on your investment in the Money Market variable investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax.

AI-11 REPORTS

     At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

AI-12 VOTING PRIVILEGES

     At meetings of a Series Fund's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

AI-13 CERTAIN CHANGES

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

AI-14  DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock Life Insurance Company.

  You can purchase the contracts through broker-dealers who have entered into selling agreements with Signator and JHVLICO. We do not expect the compensation of such broker-dealers and their affiliated life insurance agencies to exceed 8% of premium payments (on a present value basis).

AI-15  EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company and the Separate Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

AI-16  REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                     page of SAI
DISTRIBUTION....................................................     2
CALCULATION OF PERFORMANCE DATA.................................     2
OTHER PERFORMANCE INFORMATION...................................     4
CALCULATION OF ANNUITY PAYMENTS.................................     5
ADDITIONAL INFORMATION ABOUT DETERMINING
 UNIT VALUES....................................................     8
PURCHASES AND
  REDEMPTIONS OF FUND SHARES....................................     9
THE ACCOUNT.....................................................     9
DELAY OF CERTAIN PAYMENTS.......................................     9
LIABILITY FOR TELEPHONE TRANSFERS...............................    10
VOTING PRIVILEGES...............................................    10
FINANCIAL STATEMENTS............................................    11

                   APPENDIX A - ILLUSTRATIVE CONTRACT VALUES

  "STANDARD" PERFORMANCE

     The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2000. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a
variable investment option was first available in the Account.   Ten year
periods are not shown because the Account did not commence operations until 1995. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the eVariable Annuity contracts because the Account is used for other variable annuities offered by us.

     Our Statement of Additional Information describes the specific calculation we used to determine the values shown. Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.



                                                              For the          For the          For the         From       Date of
                                                           1 Year Period    3 Year Period    5 Year Period    Inception   Inception
                                                               Ended            Ended            Ended      in Account to     in
               Variable Investment Option                     12/31/00        12/31/00         12/31/00       12/31/00      Account
               --------------------------                     --------        --------         --------       --------      -------
Equity Index...............................................    (9.74%)         11.48%             N/A          16.96%       04/30/96
Large Cap Value CORE.......................................      N/A             N/A              N/A           2.99%       05/01/00
Large Cap Value............................................    12.25%           7.72%             N/A          13.55%       04/30/96
Large Cap Aggressive Growth................................      N/A             N/A              N/A         (26.85%)      05/01/00
Large/Mid Cap Value........................................      N/A             N/A              N/A          10.05%       05/01/00
Mid Cap Growth.............................................   (36.27%)         24.04%             N/A          19.10%       04/30/96
Small/Mid Cap CORE.........................................     3.96%            N/A              N/A           4.26%       04/30/98
Small/Mid Cap Growth.......................................     8.55%           5.96%            9.63%         12.58%       05/01/94
Small Cap Equity...........................................    (9.48%)         (6.72%)            N/A           2.31%       04/30/96
Small Cap Value............................................      N/A             N/A              N/A           9.48%       05/01/00
Small Cap Growth...........................................   (21.94%)         14.54%             N/A          11.89%       04/30/96
AIM V.I. Value.............................................       --              --               --             --               *
AIM V.I. Growth............................................       --              --               --             --               *
Fidelity VIP Growth........................................       --              --               --             --               *
Fidelity VIP Contrafund(R).................................       --              --               --             --               *
MFS Investors Growth Stock.................................       --              --               --             --               *
MFS Research...............................................       --              --               --             --               *
MFS New Discovery..........................................       --              --               --             --               *
International Opportunities................................   (16.90%)          8.41%             N/A           6.99%       04/30/96
Fidelity VIP Overseas Equity...............................       --              --               --             --               *
Emerging Markets Equity....................................   (40.50%)           N/A              N/A           9.79%       04/30/98
Janus Aspen Worldwide......................................       --              --               --             --               *
VA Financial Industries....................................       --              --               --             --               *
Janus Aspen Global Tech....................................       --              --               --             --               *
Global Balanced............................................    (9.67%)          3.41%             N/A            N/A        04/30/96
Short Term Bond............................................     7.28%           4.88%            4.65%          5.61%       01/26/95

                                                              For the          For the          For the         From       Date of
                                                           1 Year Period    3 Year Period    5 Year Period    Inception   Inception
                                                               Ended            Ended            Ended      in Account to     in
               Variable Investment Option                     12/31/00        12/31/00         12/31/00       12/31/00      Account
               --------------------------                     --------        --------         --------       --------      -------
Active Bond...............................................      9.74%           5.11%            5.61%          7.73%       01/26/95
V.A. Strategic Income.....................................        --              --               --             --               *
High Yield Bond...........................................    (11.39%)           N/A              N/A          (4.10%)      04/30/98
Global Bond...............................................     11.28%           5.46%             N/A           6.64%       04/30/96


        *The variable investment option had not commenced operations in the Account on 12/31/00.

"NON -STANDARDIZED" PERFORMANCE

     The following table shows Account level "non-standardized" average total return for each variable investment option, except the Money Market, that was available on 12/31/00. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund comenced operations. The table also shows values from the date a fund commenced
operations.   Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2000.

     Although the e-Variable Annuity contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge. Our Statement of Additional Information describes the specific calculation.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                                                             For the   For the   For the   For the
                                                             1 Year     3 Year    5 Year    10 Year     From
                                                             Period     Period    Period    Period   Inception     Date of
                                                              Ended     Ended     Ended     Ended    of Fund to   Inception
                Variable Investment Option                  12/31/00   12/31/00  12/31/00  12/31/00   12/31/00     of Fund*
                --------------------------                  --------   --------  --------  --------   --------    ---------
Equity Index..............................................    (9.74%)    11.48%     N/A       N/A       16.96%      04/30/96
Large Cap Value...........................................    12.25%      7.72%     N/A       N/A       13.55%      04/30/96
Large Cap Value CORE......................................     4.44%       N/A      N/A       N/A        5.87%      08/30/99
Large Cap Aggressive Growth...............................   (19.30%)      N/A      N/A       N/A       (2.42%)     08/30/99
Large/Mid Cap Value.......................................    12.68%       N/A      N/A       N/A       12.97%      08/30/99
Mid Cap Growth............................................   (36.27%)    24.04%     N/A       N/A       19.10%      04/30/96
Small/Mid Cap CORE........................................     3.96%       N/A      N/A       N/A        4.26%      04/30/98
Small/Mid Cap Growth......................................     8.55%      5.96%    9.63%      N/A       12.12%      05/05/94
Small Cap Equity..........................................    (9.48%)    (6.72%)    N/A       N/A        2.31%      04/30/96
Small Cap Value...........................................    33.33%       N/A      N/A       N/A       28.41%      08/30/99
Small Cap Growth..........................................   (21.94%)    14.54%     N/A       N/A       11.89%      04/30/96
AIM V.I. Value............................................   (15.20%)    12.90%   15.06%      N/A       16.55%      05/05/93
AIM V.I. Growth...........................................   (21.00%)    12.24%   15.79%      N/A       15.37%      05/05/93
Fidelity VIP Growth.......................................   (11.64%)    18.60%   18.37%    19.21%      15.60%      10/09/86
Fidelity VIP Contrafund(R)................................    (7.32%)    13.84%   16.96%      N/A       20.35%      01/03/95
MFS Investors Growth Stock................................    (6.77%)      N/A      N/A       N/A       16.79%      05/03/99
MFS Research..............................................    (5.46%)    12.60%   15.67%      N/A       16.44%      07/26/95

                                                             For the   For the   For the   For the
                                                             1 Year     3 Year    5 Year    10 Year     From
                                                             Period     Period    Period    Period   Inception     Date of
                                                              Ended     Ended     Ended     Ended    of Fund to   Inception
                Variable Investment Option                  12/31/00   12/31/00  12/31/00  12/31/00   12/31/00     of Fund*
                --------------------------                  --------   --------  --------  --------   --------    ---------
MFS New Discovery.........................................    (2.62%)      N/A      N/A       N/A       21.30%      04/29/98
International Opportunities...............................   (16.90%)     8.41%     N/A       N/A        6.99%      04/30/96
Fidelity VIP Overseas
 Equity...................................................   (19.67%)     8.35%    9.50%     8.53%       7.70%      01/28/87
Emerging Markets Equity...................................   (40.50%)      N/A      N/A       N/A       (9.79%)     04/30/98
Janus Aspen Worldwide Growth..............................   (16.53%)      N/A      N/A       N/A      (16.53%)     12/31/99
VA Financial Industries...................................    26.34%     11.07%     N/A       N/A       18.09%      04/29/97
Janus Aspen Global Technology.............................      N/A        N/A      N/A       N/A      (34.51%)     01/18/00
Global Balanced...........................................    (9.67%)     3.41%     N/A       N/A        3.95%      04/30/96
Short Term Bond...........................................     7.28%      4.88%    4.65%      N/A        5.05%      05/01/94
Active Bond...............................................     9.74%      5.11%    5.61%     7.49%       7.31%      03/28/86
V.A. Strategic Income.....................................     0.76%      3.04%     N/A       N/A        5.90%      08/29/96
High Yield Bond...........................................   (11.39%)      N/A      N/A       N/A       (4.10%)     04/30/98
Global Bond...............................................    11.28%      5.46%     N/A       N/A        6.64%      04/30/96

       * Or since inception of a predecessor to the applicable fund.

                         SUPPLEMENT DATED MAY 17, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001



     This Supplement is intended to be distributed with the prospectus dated May 1, 2001 for eVARIABLE ANNUITY contracts issued by John Hancock Variable Life Insurance Company ("Product Prospectus") and with the prospectus dated May 1, 2001 for the John Hancock Variable Series Trust I ("John Hancock Variable Series Trust Prospectus") that accompanies the Product Prospectus.


 .    Morgan Stanley Dean Witter Investment Management Inc., the sub-adviser of the Emerging Markets Equity fund, has a new name. References in the Product Prospectus and the John Hancock Variable Series Trust Prospectus to "Morgan Stanley Dean Witter Investment Management Inc." are therefor deleted and the new name, "Morgan Stanley Investment Management Inc.," is inserted in their place.


 eVA SUP (05/01)